EXHIBIT 10.2

                                 AMENDMENT #1 TO
             THE SOUTH FINANCIAL GROUP 2004 LONG-TERM INCENTIVE PLAN

This Amendment #1 (this "Amendment") to The South Financial Group 2004 Long-Term Incentive Plan (the "Plan") is made by The South Financial Group, Inc., to be effective as of the date hereof, subject to receipt of any necessary shareholder approval. Capitalized terms not otherwise defined in this Amendment have the meanings assigned to them in the Plan.

         The last  sentence of Section 3(a) shall be amended to read as follows:
         No more than 1,200,000 shares of Restricted Stock may be issued during the term of the Plan.

         The last sentence of Section 8(b)(i) shall be amended to read as follows: No more than 25,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.

Except as amended by this Amendment, the Plan is ratified and affirmed in its entirety.

IN WITNESS WHEREOF, this Amendment is entered into as of February 18, 2004.

                                 The South Financial Group, Inc.


                                 By:  /s/   William S. Hummers III
                                 Name:      William S. Hummers, III
                                 Title:     Executive Vice President